EXHIBIT 99.1

                               UBS Investment Bank
                            Fixed Bid Stratification

                     ,; EPD LOANNBR : AUG 2004 (ALTA); 30YR
================================================================================

--------------------------------------------------------------------------------
Pool Summary                                 COUNT              UPB           %
--------------------------------------------------------------------------------
Conforming                                     101   $16,187,677.51       54.25%
Non-Conforming                                  21    13,650,755.92       45.75
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $29,838,433.43
Data as of Date: 2004-08-01
AVG UPB: $244,577.32
GROSS WAC: 6.5871%
NET WAC: 6.333%
% SF/PUD: 95.49%
% FULL/ALT: 64.65%
% CASHOUT: 29.25%
% PURCHASE: 51.50%
% BUYDOWN: 0.00%
% INVESTOR: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 79.54%
% FICO > 679: 43.00%
% NO FICO: 0.00%
WA FICO: 655
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 4.09%
CALIFORNIA %: 10.84%
Latest Maturity Date: 20340601
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                 COUNT              UPB           %
--------------------------------------------------------------------------------
30 YR FXD                                      122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                             COUNT              UPB           %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                               1       $47,664.74        0.16%
$50,000.01 - $100,000.00                        29     2,407,505.61        8.07
$100,000.01 - $150,000.00                       19     2,457,529.23        8.24
$150,000.01 - $200,000.00                       26     4,638,717.84       15.55
$200,000.01 - $250,000.00                       16     3,616,731.82       12.12
$250,000.01 - $300,000.00                        6     1,622,247.98        5.44
$300,000.01 - $350,000.00                        3       969,446.21        3.25
$350,000.01 - $400,000.00                        8     2,824,603.44        9.47
$400,000.01 - $450,000.00                        5     2,126,825.05        7.13
$500,000.01 - $550,000.00                        1       521,221.98        1.75
$550,000.01 - $600,000.00                        1       586,597.02        1.97
$600,000.01 - $650,000.00                        2     1,248,028.40        4.18
$700,000.01 - $750,000.00                        1       704,511.75        2.36
$1,000,000.01 >=                                 4     6,066,802.36       20.33
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Minimum: $48,500.00
Maximum: $1,680,000.00
Average: $247,285.83
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                               COUNT              UPB           %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                               1       $47,664.74        0.16%
$50,000.01 - $100,000.00                        29     2,407,505.61        8.07
$100,000.01 - $150,000.00                       19     2,457,529.23        8.24
$150,000.01 - $200,000.00                       27     4,813,522.06       16.13
$200,000.01 - $250,000.00                       16     3,616,731.82       12.12
$250,000.01 - $300,000.00                        6     1,622,247.98        5.44
$300,000.01 - $350,000.00                        3       969,446.21        3.25
$350,000.01 - $400,000.00                        7     2,649,799.22        8.88
$400,000.01 - $450,000.00                        5     2,126,825.05        7.13
$500,000.01 - $550,000.00                        1       521,221.98        1.75
$550,000.01 - $600,000.00                        1       586,597.02        1.97
$600,000.01 - $650,000.00                        2     1,248,028.40        4.18
$700,000.01 - $750,000.00                        1       704,511.75        2.36
$1,000,000.01 >=                                 4     6,066,802.36       20.33
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Minimum: $47,664.74
Maximum: $1,670,611.31
Average: $244,577.32
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                   COUNT              UPB           %
--------------------------------------------------------------------------------
5.251% - 5.500%                                  8    $1,354,744.31        4.54%
5.501% - 5.750%                                  5       788,265.97        2.64
5.751% - 6.000%                                 24     6,648,554.75       22.28
6.001% - 6.250%                                  4     2,674,597.65        8.96
6.251% - 6.500%                                 10     2,985,315.52       10.00
6.501% - 6.750%                                 18     4,085,550.06       13.69
6.751% - 7.000%                                 25     4,282,528.14       14.35
7.001% - 7.250%                                 17     4,624,979.94       15.50
7.251% - 7.500%                                  5       660,273.15        2.21
7.501% - 7.750%                                  2       463,623.29        1.55
7.751% - 8.000%                                  3       629,402.91        2.11
8.251% - 8.500%                                  1       640,597.74        2.15
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 8.375%
Weighted Average: 6.587%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                     COUNT              UPB           %
--------------------------------------------------------------------------------
5.001% - 5.250%                                  8    $1,354,744.31        4.54%
5.251% - 5.500%                                  5       788,265.97        2.64
5.501% - 5.750%                                 24     6,648,554.75       22.28
5.751% - 6.000%                                  4     2,674,597.65        8.96
6.001% - 6.250%                                 10     2,985,315.52       10.00
6.251% - 6.500%                                 18     4,085,550.06       13.69
6.501% - 6.750%                                 25     4,282,528.14       14.35
6.751% - 7.000%                                 17     4,624,979.94       15.50
7.001% - 7.250%                                  5       660,273.15        2.21
7.251% - 7.500%                                  2       463,623.29        1.55
7.501% - 7.750%                                  3       629,402.91        2.11
8.001% - 8.250%                                  1       640,597.74        2.15
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 8.125%
Weighted Average: 6.333%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                    COUNT              UPB           %
--------------------------------------------------------------------------------
360 - 360                                      122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\Gary\CasMaster_gc2 3.0.cas   Aug 17, 2004 19:29       Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

                     ,; EPD LOANNBR : AUG 2004 (ALTA); 30YR
================================================================================

--------------------------------------------------------------------------------
Remaining Term to Stated Maturity            COUNT              UPB           %
--------------------------------------------------------------------------------
301 - 359                                      122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Minimum: 344
Maximum: 358
Weighted Average: 355
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                    COUNT              UPB           %
--------------------------------------------------------------------------------
2 - 2                                           24    $4,008,148.26       13.43%
3 - 3                                           48     8,018,230.52       26.87
4 - 4                                            6       806,340.49        2.70
5 - 5                                           12     3,838,614.03       12.86
6 - 6                                           21     8,280,873.56       27.75
7 - 12                                           8     3,587,170.26       12.02
13 - 24                                          3     1,299,056.31        4.35
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Minimum: 2
Maximum: 16
Weighted Average: 5
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                  COUNT              UPB           %
--------------------------------------------------------------------------------
500 - 509                                        1      $191,569.85        0.64%
510 - 519                                        2       261,460.74        0.88
520 - 529                                        2       433,375.92        1.45
530 - 539                                       11     2,116,979.12        7.09
540 - 549                                        3       337,803.21        1.13
550 - 559                                        3       539,190.29        1.81
560 - 569                                        3       745,648.59        2.50
570 - 579                                        2       323,071.09        1.08
580 - 589                                        7     1,142,985.48        3.83
590 - 599                                        7     1,080,392.98        3.62
600 - 609                                        7     1,376,393.55        4.61
610 - 619                                       10     2,110,970.18        7.07
620 - 629                                        6     1,163,559.12        3.90
630 - 639                                        5       605,711.94        2.03
640 - 649                                        4       848,570.70        2.84
650 - 659                                        6     1,018,830.23        3.41
660 - 669                                        7     1,672,559.47        5.61
670 - 679                                        5     1,038,522.51        3.48
680 - 689                                        9     2,098,075.72        7.03
690 - 699                                        6     2,588,515.66        8.68
700 - 709                                        3     1,159,680.21        3.89
720 - 729                                        3     1,850,813.51        6.20
730 - 739                                        2     1,642,409.73        5.50
740 - 749                                        3     2,074,503.92        6.95
760 - 769                                        3       381,574.97        1.28
800 - 809                                        1       607,430.66        2.04
810 - 819                                        1       427,834.08        1.43
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Minimum: 502
Maximum: 810
Weighted Average: 655
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                          COUNT              UPB           %
--------------------------------------------------------------------------------
5.001% - 10.000%                                 1       $99,580.58        0.33%
20.001% - 25.000%                                1        47,664.74        0.16
30.001% - 35.000%                                1        74,657.30        0.25
45.001% - 50.000%                                4       816,754.90        2.74
50.001% - 55.000%                                2       438,439.78        1.47
55.001% - 60.000%                                2       213,107.74        0.71
60.001% - 65.000%                                5     1,261,110.90        4.23
65.001% - 70.000%                               15     6,134,263.73       20.56
70.001% - 75.000%                               11     4,657,855.01       15.61
75.001% - 80.000%                               24     5,454,559.78       18.28
80.001% - 85.000%                                5     1,346,360.75        4.51
85.001% - 90.000%                                5     1,414,548.07        4.74
90.001% - 95.000%                               15     2,574,498.92        8.63
95.001% - 100.000%                              31     5,305,031.23       17.78
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Minimum: 8.89%
Maximum: 100.00%
Weighted Average: 79.54%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                 COUNT              UPB           %
--------------------------------------------------------------------------------
5.001% - 10.000%                                 1       $99,580.58        0.33%
20.001% - 25.000%                                1        47,664.74        0.16
30.001% - 35.000%                                1        74,657.30        0.25
45.001% - 50.000%                                4       816,754.90        2.74
50.001% - 55.000%                                2       438,439.78        1.47
55.001% - 60.000%                                2       213,107.74        0.71
60.001% - 65.000%                                5     1,261,110.90        4.23
65.001% - 70.000%                               14     5,950,088.92       19.94
70.001% - 75.000%                               10     4,370,730.19       14.65
75.001% - 80.000%                               22     4,685,696.44       15.70
80.001% - 85.000%                                5     1,346,360.75        4.51
85.001% - 90.000%                                6     1,701,672.89        5.70
90.001% - 95.000%                               16     3,279,010.67       10.99
95.001% - 100.000%                              33     5,553,557.63       18.61
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Minimum: 8.89%
Maximum: 100.00%
Weighted Average: 80.24%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                          COUNT              UPB           %
--------------------------------------------------------------------------------
<= 0.000%                                       96   $20,321,613.73       68.11%
16.001% - 21.000%                                3       846,207.90        2.84
21.001% - 26.000%                                1       424,484.86        1.42
26.001% - 31.000%                                2       218,920.82        0.73
31.001% - 36.000%                                5     2,498,530.72        8.37
36.001% - 41.000%                                8     2,728,018.54        9.14
41.001% - 46.000%                                5     1,132,425.02        3.80
46.001% - 51.000%                                2     1,668,231.84        5.59
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 48.950%
Weighted Average: 36.334%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\Gary\CasMaster_gc2 3.0.cas   Aug 17, 2004 19:29       Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

                     ,; EPD LOANNBR : AUG 2004 (ALTA); 30YR
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration                     COUNT              UPB           %
--------------------------------------------------------------------------------
New York                                         8    $3,390,600.21       11.36%
California                                      17     3,235,582.90       10.84
New Jersey                                       3     3,214,137.35       10.77
Florida                                         10     2,594,174.75        8.69
Texas                                           11     2,107,424.26        7.06
Michigan                                         3     1,828,394.02        6.13
Virginia                                         4     1,628,409.91        5.46
Georgia                                          5     1,219,733.06        4.09
Minnesota                                        5     1,199,371.75        4.02
Utah                                             2       939,161.86        3.15
Missouri                                         6       845,837.85        2.83
Massachusetts                                    4       791,977.48        2.65
Hawaii                                           2       610,432.56        2.05
North Carolina                                   3       560,674.43        1.88
Pennsylvania                                     3       545,890.99        1.83
New Hampshire                                    3       526,873.61        1.77
South Carolina                                   2       524,423.95        1.76
Delaware                                         3       492,970.71        1.65
Ohio                                             4       482,568.10        1.62
Indiana                                          3       418,245.01        1.40
Illinois                                         4       417,470.45        1.40
Alabama                                          3       309,879.23        1.04
Oklahoma                                         2       288,835.49        0.97
Louisiana                                        1       239,125.09        0.80
Idaho                                            1       219,323.78        0.74
Arizona                                          2       214,090.95        0.72
Washington                                       1       184,025.31        0.62
Nevada                                           1       167,163.75        0.56
Kansas                                           1       157,968.06        0.53
Mississippi                                      1       146,645.22        0.49
Maryland                                         1       132,654.52        0.44
Iowa                                             1        91,855.63        0.31
Nebraska                                         1        64,846.45        0.22
Vermont                                          1        47,664.74        0.16
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                               COUNT              UPB           %
--------------------------------------------------------------------------------
States Not CA                                  105   $26,602,850.53       89.16%
South CA                                        10     2,100,147.86        7.04
North CA                                         7     1,135,435.04        3.81
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                       COUNT              UPB           %
--------------------------------------------------------------------------------
48302                                            1    $1,670,611.31        5.60%
07924                                            1     1,548,839.27        5.19
07670                                            1     1,480,866.68        4.96
11577                                            1     1,366,485.10        4.58
84004                                            1       704,511.75        2.36
Other                                          117    23,067,119.32       77.31
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                 COUNT              UPB           %
--------------------------------------------------------------------------------
Purchase                                        67   $15,367,457.64       51.50%
Cash Out Refi                                   38     8,726,578.73       29.25
Rate & Term Refi                                17     5,744,397.06       19.25
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                COUNT              UPB           %
--------------------------------------------------------------------------------
Alternate                                       70   $11,160,174.40       37.40%
Full                                            11     8,130,411.12       27.25
No Income No Asset                               4     1,692,409.61        5.67
Limited Income Full Asset                        3     1,446,267.59        4.85
No Doc                                           8     1,060,049.90        3.55
Stated Doc                                       4     1,024,845.31        3.43
No Income No Appraisal                           3       979,234.63        3.28
Streamline                                       6       969,719.63        3.25
Stated Income Full Asset                         6       928,873.30        3.11
No Ratio                                         3       872,584.45        2.92
No Income Verified                               1       704,511.75        2.36
DL                                               2       441,517.66        1.48
Employment Verification Only                     1       427,834.08        1.43
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                COUNT              UPB           %
--------------------------------------------------------------------------------
Single Family                                  100   $23,250,257.92       77.92%
Pud                                             11     3,400,755.06       11.40
Single Family Attached                           1     1,480,866.68        4.96
Low Rise Condo (2-4 floors)                      7       992,514.54        3.33
Pud Attached                                     1       361,798.43        1.21
Two Family                                       1       277,583.50        0.93
Three Family                                     1        74,657.30        0.25
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                    COUNT              UPB           %
--------------------------------------------------------------------------------
Owner Occupied                                 119   $29,187,948.26       97.82%
Second Home                                      3       650,485.17        2.18
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                  COUNT              UPB           %
--------------------------------------------------------------------------------
0.000                                          116   $28,618,584.92       95.91%
12.000                                           3       447,921.28        1.50
36.000                                           1       170,059.70        0.57
60.000                                           2       601,867.53        2.02
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
wa Term: 1.596
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                 COUNT              UPB           %
--------------------------------------------------------------------------------
Not a Balloon Loan                             122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent 2nd                                   COUNT              UPB           %
--------------------------------------------------------------------------------
N                                              119   $28,676,737.16       96.11%
Y                                                2       991,636.57        3.32
                                                 1       170,059.70        0.57
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                                COUNT              UPB           %
--------------------------------------------------------------------------------
1                                              122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\Gary\CasMaster_gc2 3.0.cas   Aug 17, 2004 19:29       Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

                     ,; EPD LOANNBR : AUG 2004 (ALTA); 30YR
================================================================================

--------------------------------------------------------------------------------
Mortgage Ins.                                COUNT              UPB           %
--------------------------------------------------------------------------------
CommonWealth (CMAC)                              1      $174,804.22        0.59%
GEMICO                                           3       613,940.17        2.06
Lender Paid MI                                   1       170,059.70        0.57
MGIC                                            11     1,075,708.13        3.61
Pledge Asset                                     1     1,480,866.68        4.96
PMI Mortgage Insurance                          16     2,433,704.18        8.16
Radian Guaranty                                  8     1,199,257.22        4.02
Republic Mortgage Insurance                      8     1,828,672.99        6.13
United Guaranty                                  7     1,663,425.68        5.57
LTV <=80                                        66    19,197,994.46       64.34
--------------------------------------------------------------------------------
Total:                                         122   $29,838,433.43      100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\Gary\CasMaster_gc2 3.0.cas   Aug 17, 2004 19:29       Page 4  of  4